UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y.		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET

VARIABLE RATE STRATEGIC FUND INC.

FORM N-Q

DECEMBER 31, 2012

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 33.5%
CONSUMER DISCRETIONARY — 3.8%
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$602,481
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	291,636
Total Automobiles				894,117
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.893%	4/25/14	180,000	179,646	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	35,850
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	188,344
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	194,020	(b)
Chukchansi Economic Development Authority, Secured Notes	9.750%	5/30/20	236,584	142,542	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	125,353	134,754	(b)(c)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	247,250
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	68,100
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	10,000	9,800	(a)(b)
Total Hotels, Restaurants & Leisure				984,810
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,600
Media — 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	482,855
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	458,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	613,500	(b)
News America Inc., Notes	5.300%	12/15/14	200,000	217,476	(d)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	438,811
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	34,050	(b)
Total Media				2,244,692
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	311,456	(d)
TOTAL CONSUMER DISCRETIONARY				4,691,171
CONSUMER STAPLES — 2.7%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	96,220
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	317,967
Total Beverages				414,187
Food & Staples Retailing — 0.8%
CVS Pass-Through Trust	6.117%	1/10/13	302,987	302,987	(b)
Kroger Co., Notes	3.900%	10/1/15	360,000	388,739	(d)
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	320,200	(d)
Total Food & Staples Retailing				1,011,926
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	125,063	(b)
Mondelez International Inc., Senior Notes	2.625%	5/8/13	260,000	261,671	(d)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	116,072
Total Food Products				502,806

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco — 1.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	$74,025
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	487,542
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	608,966	(b)(d)
Reynolds American Inc., Senior Secured Notes	7.300%	7/15/15	270,000	309,321
Total Tobacco				1,479,854
TOTAL CONSUMER STAPLES				3,408,773
ENERGY — 5.5%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	60,000	64,950	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	351,750
Total Energy Equipment & Services				416,700
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	172,034	(d)
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	286,976
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	562,992	(d)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	312,075
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	161,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	174,000
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	414,648
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	475,837	(d)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	91,372	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	137,548	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	198,744
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	241,290	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	294,600	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	265,001
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	891,818
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	45,700
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	599,500
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	402,800	(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	116,600
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	243,780	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	318,278
Total Oil, Gas & Consumable Fuels				6,407,218
TOTAL ENERGY				6,823,918
FINANCIALS — 11.9%
Capital Markets — 1.6%
Goldman Sachs Capital III, Preferred Securities	4.000%	2/19/13	550,000	425,249	(a)(e)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	351,973
Morgan Stanley, Senior Notes	2.810%	5/14/13	310,000	312,154	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	423,728
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	422,872
Total Capital Markets				1,935,976
Commercial Banks — 3.1%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	224,370
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	400,490
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	205,196
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	379,877
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	204,308
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	660,300	(a)(b)(e)
Danske Bank A/S, Senior Notes	1.390%	4/14/14	300,000	297,444	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	140,169	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	$353,796	(a)(b)(e)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/19/13	300,000	299,625	(a)(e)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	474,672
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	270,497
Total Commercial Banks				3,910,744
Consumer Finance — 3.9%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	333,095
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	344,400
American Express Co., Senior Notes	2.650%	12/2/22	517,000	516,058	(b)
GMAC Inc., Senior Notes	2.511%	12/1/14	1,956,000	1,959,094	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	594,133
SLM Corp., Notes	0.615%	1/27/14	700,000	693,612	(a)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	415,069
Total Consumer Finance				4,855,461
Diversified Financial Services — 3.0%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	641,888
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	313,681	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	918,908	(d)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	128,796	(d)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	579,816	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	568,400
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	550,000	583,182
Total Diversified Financial Services				3,734,671
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	174,428	(b)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	251,109
TOTAL FINANCIALS				14,862,389
HEALTH CARE — 0.9%
Health Care Providers & Services — 0.9%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	341,025
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	321,814	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	366,750
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	83,200
TOTAL HEALTH CARE				1,112,789
INDUSTRIALS — 1.3%
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	73,144	75,338	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	148,000	152,810	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	57,756	63,168
Total Airlines				291,316
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	7,800	7,800	(b)(f)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	105,600	(b)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	314,546
Total Commercial Services & Supplies				420,146
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	673,525	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	$90,400
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	179,300
TOTAL INDUSTRIALS				1,662,487
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	101,500	(b)
Semiconductors & Semiconductor Equipment— 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	142,675	(b)
TOTAL INFORMATION TECHNOLOGY				244,175
MATERIALS — 2.8%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	270,000
Metals & Mining — 2.4%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	353,702
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	50,534
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	250,000	253,580
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	229,624	(b)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	298,450
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	522,389
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	410,700
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	390,590
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	411,450	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	73,850	(b)
Total Metals & Mining				2,994,869
Paper & Forest Products — 0.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	215,915
TOTAL MATERIALS				3,480,784
TELECOMMUNICATION SERVICES — 3.2%
Diversified Telecommunication Services — 2.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	205,465	(b)(f)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	288,018
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	159,364	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	43,425
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	317,535	(d)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	159,637
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	157,150
Qwest Corp., Senior Notes	3.558%	6/15/13	250,000	251,952	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	341,280
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	239,890
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	350,779
Total Diversified Telecommunication Services				2,514,495
Wireless Telecommunication Services — 1.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	132,969
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	338,309	(d)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	679,250

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	$277,433	(d)
Total Wireless Telecommunication Services				1,427,961
TOTAL TELECOMMUNICATION SERVICES				3,942,456
UTILITIES — 1.2%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	325,666
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	252,000	279,720	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	519,817
Total Independent Power Producers & Energy Traders				799,537
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	411,432
TOTAL UTILITIES				1,536,635
TOTAL CORPORATE BONDS & NOTES (Cost — $39,098,482)				41,765,577
ASSET-BACKED SECURITIES — 20.7%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	810,471	614,785
Access Group Inc., 2005-B A2	0.545%	7/25/22	281,920	274,564	(a)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.279%	9/25/32	213,605	187,957	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.660%	3/25/35	790,228	779,057	(a)
Argent Securities Inc., 2003-W3 M1	1.335%	9/25/33	112,642	108,775	(a)
Argent Securities Inc., 2003-W8 M1	1.260%	12/25/33	605,716	580,186	(a)
Argent Securities Inc., 2005-W3 A2D	0.550%	11/25/35	656,485	590,085	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.110%	10/27/32	32,608	29,767	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.700%	7/25/35	552,823	533,623	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	973,515	747,483
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	547,330	530,000
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.840%	2/25/35	244,419	219,253	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.640%	7/25/35	750,000	737,078	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.896%	2/25/34	631,145	661,962
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.960%	2/25/34	127,594	116,920	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.110%	10/25/47	801,910	584,545	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.359%	11/15/36	848,235	724,458	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	599,125	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.208%	4/25/33	640,000	653,652	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.760%	3/25/31	172,549	161,220	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	295,624
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.560%	12/25/35	232,338	225,630	(a)
First Horizon ABS Trust, 2007-HE1 A	0.338%	9/25/29	95,824	82,697	(a)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	600,000	600,512
Greenpoint Home Equity Loan Trust, 2004-4 A	0.769%	8/15/30	401,649	300,899	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	225,082
GSAMP Trust, 2004-OPT B1	1.810%	11/25/34	82,984	41,052	(a)
GSAMP Trust, 2004-SEA2 M2	1.460%	3/25/34	1,000,000	656,395	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.610%	10/25/46	132,834	67,586	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	315,000	316,762	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Home Equity Mortgage Trust, 2006-2 2A1	0.370%	7/25/36	543,613	$174,161	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.550%	2/25/36	142,205	135,368	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.710%	7/25/35	979,465	809,712	(a)
Lehman XS Trust, 2005-5N 3A1A	0.510%	11/25/35	344,720	282,982	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.035%	9/25/31	234,371	178,188	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.335%	5/25/32	458,546	404,316	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	258,934
MASTR Specialized Loan Trust, 2007-1 A	0.580%	1/25/37	483,470	242,806	(a)(b)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.580%	2/25/37	419,936	629	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.335%	9/25/33	1,090,436	831,723	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.740%	9/25/34	74,135	63,604	(a)
New Century Home Equity Loan Trust, 2004-3 M1	1.140%	11/25/34	638,898	533,522	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.610%	2/25/35	179,940	173,607	(a)
Origen Manufactured Housing, 2007-A A2	2.630%	4/15/37	806,957	524,522	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.840%	2/25/35	750,000	740,177	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.110%	10/25/34	189,548	171,708	(a)
RAAC Series, 2006-RP2 A	0.460%	2/25/37	230,029	221,505	(a)(b)
RAAC Series, 2006-RP3 A	0.480%	5/25/36	957,078	783,290	(a)(b)
RAAC Series, 2006-RP4 A	0.500%	1/25/46	502,759	456,700	(a)(b)
RAAC Series, 2007-RP3 M1	1.010%	10/25/46	1,200,000	150,152	(a)(b)
RAAC Series, 2007-RP4 A	0.560%	11/25/46	998,230	582,190	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.070%	6/25/33	186,789	146,326	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.650%	8/25/33	153,141	138,244	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(f)(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.335%	8/25/33	45,812	40,022	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	131,601	136,216
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.860%	9/25/34	372,683	321,920	(a)
SACO I Trust, 2005-WM3 A3	0.910%	9/25/35	193,787	79,500	(a)
SACO I Trust, 2006-3 A3	0.670%	4/25/36	382,421	202,001	(a)
SACO I Trust, 2006-4 A1	0.550%	3/25/36	407,416	247,574	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(f)(g)
SLM Student Loan Trust, 2003-01 A5C	1.058%	12/15/32	442,783	438,355	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.058%	3/15/33	189,931	187,676	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.058%	3/15/33	504,242	499,865	(a)(b)
SLM Student Loan Trust, 2012-06 A1	0.370%	2/27/17	245,532	245,637	(a)
SLM Student Loan Trust, 2012-E A1	0.959%	10/16/23	390,034	391,639	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.990%	6/25/35	252,494	249,506	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.160%	10/25/34	128,137	42,517	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	121,280	118,422	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	563,147	568,949
Structured Asset Securities Corp., 2005-4XS 2A1A	1.962%	3/25/35	540,756	491,870	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.480%	5/25/31	719,801	383,964	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.540%	2/25/35	220,145	214,015	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.560%	11/25/35	355,372	343,983	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.390%	5/25/47	290,000	96,150	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	172,429	179,028	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $27,152,289)				25,729,911
COLLATERALIZED MORTGAGE OBLIGATIONS — 33.2%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.480%	2/25/36	241,027	171,231	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	154,285	163,395

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Banc of America Funding Corp., 2004-B 6A1	2.681%	12/20/34	681,850	$444,111	(a)
Banc of America Funding Corp., 2005-E 8A1	2.468%	6/20/35	601,882	363,431	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.910%	4/25/36	884,696	276,264	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.850%	4/25/34	638,768	592,502	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.210%	9/25/34	133,368	131,888	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.653%	11/25/34	506,277	463,274	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.710%	7/25/35	728,822	520,859	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.441%	7/20/35	682,669	532,942	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.540%	2/25/35	67,358	54,462	(a)
Countrywide Home Loans, 2004-20 2A1	2.794%	9/25/34	657,329	515,045	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	146,411	149,056	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.783%	2/20/36	911,823	713,687	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	317,410	309,179	(b)
Countrywide Home Loans, 2005-R3 AF	0.610%	9/25/35	505,816	426,548	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.630%	7/25/36	244,011	211,206	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.570%	3/25/35	457,346	378,522	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.118%	6/25/34	319,089	294,265	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.540%	9/19/45	684,638	506,768	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.085%	3/19/46	376,513	232,610	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	533,325	15,099
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	831,034	61,710
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	833,489	30,910
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	3,215,913	386,942
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,111,532	94,586	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.759%	3/20/60	184,186	186,272	(a)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.209%	5/20/60	157,820	162,771	(a)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.209%	6/20/60	853,124	883,537	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.660%	11/20/60	1,544,161	1,557,977	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.710%	1/20/61	182,089	184,079	(a)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.710%	12/20/60	361,022	364,942	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.710%	12/20/60	210,477	212,823	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.660%	2/20/61	781,895	788,881	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.710%	2/20/61	489,888	495,217	(a)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.710%	2/20/61	574,988	581,184	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.710%	3/20/61	945,291	956,045	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.710%	4/20/61	186,078	188,261	(a)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.730%	8/20/62	894,601	905,702	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Government National Mortgage Association (GNMA), 2012-H23 SA	0.740%	10/20/62	748,822	$756,076	(a)(h)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.730%	10/20/62	911,344	924,224	(a)
Granite Mortgages PLC, 2003-2 1A3	0.819%	7/20/43	52,770	52,338	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.629%	3/20/44	91,640	90,889	(a)
Granite Mortgages PLC, 2004-3 2A1	0.589%	9/20/44	34,458	34,176	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.670%	2/25/35	176,768	142,519	(a)(b)(h)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.560%	3/25/35	919,124	773,756	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.560%	9/25/35	207,567	174,696	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.610%	4/25/36	441,999	371,103	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.913%	1/19/35	394,010	398,917	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.560%	1/19/35	231,088	163,723	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	3.025%	12/19/35	225,188	186,160	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.530%	3/25/36	2,028,219	1,222,228	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.070%	9/25/34	270,891	193,246	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	1.010%	11/25/34	73,482	58,084	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.990%	12/25/34	93,450	68,409	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.982%	10/25/35	589,323	461,350	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.600%	6/25/35	400,000	395,071	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.410%	2/25/46	921,022	531,482	(a)
MASTR ARM Trust, 2003-6 2A1	2.685%	12/25/33	180,586	178,919	(a)
MASTR ARM Trust, 2004-7 6M1	0.860%	8/25/34	549,725	509,168	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	128,744	132,865
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.560%	5/25/35	1,379,525	1,156,904	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.102%	5/25/36	502,561	481,166	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.162%	5/25/36	175,635	158,177	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.470%	3/25/36	366,197	224,033	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.913%	5/25/36	975,175	686,960	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.650%	6/25/34	620,151	577,133	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.490%	12/25/45	432,909	303,662	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.343%	4/25/31	788,237	774,996	(a)
Structured ARM Loan Trust, 2004-09XS A	0.580%	7/25/34	836,608	760,905	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.766%	1/25/35	173,204	139,433	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.810%	7/19/34	534,143	526,850	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.440%	2/25/36	860,834	535,754	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.420%	4/25/36	374,427	248,565	(a)
Structured Asset Securities Corp., 1998-2 M1	1.310%	2/25/28	45,269	44,653	(a)
Structured Asset Securities Corp., 1998-3 M1	1.210%	3/25/28	84,629	82,272	(a)
Structured Asset Securities Corp., 1998-8 M1	1.150%	8/25/28	257,821	249,231	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	203,295	203,580
Structured Asset Securities Corp., 2005-RF1 A	0.560%	3/25/35	269,134	219,753	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.560%	4/25/35	286,871	236,531	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.560%	6/25/35	267,164	216,326	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.512%	6/25/35	4,119,045	3,689,653	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.480%	10/25/33	411,804	423,113	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.451%	1/25/35	213,860	215,922	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.700%	10/25/45	327,268	$250,922	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.505%	3/25/37	195,337	142,482	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.976%	7/25/47	1,241,085	987,769	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.261%	7/25/47	566,735	409,280	(a)
Washington Mutual Inc., 2004-AR11	2.451%	10/25/34	263,969	264,361	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	225,030	214,160	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.570%	10/25/45	767,377	723,810	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	585,298	582,898	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.530%	1/25/45	37,796	35,566	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.610%	1/25/45	169,672	157,415	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.699%	8/25/46	339,466	271,600	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.120%	9/25/46	502,862	408,320	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.511%	10/25/33	166,126	171,604	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.570%	7/25/45	494,568	435,354	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.106%	4/25/46	274,896	178,494	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	597,738	587,782	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $41,978,784)				41,304,971
COLLATERALIZED SENIOR LOANS — 6.2%
CONSUMER DISCRETIONARY — 2.0%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.460%	1/26/18	276,565	247,733	(i)
Media — 1.4%
Charter Communications Operating LLC, Extended Term Loan C	3.470%	9/6/16	439,927	442,813	(i)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	497,500	502,086	(i)
Univision Communications Inc., Extended Term Loan	4.462%	3/31/17	799,454	787,899	(i)
Total Media				1,732,798
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	465,000	466,485	(i)
TOTAL CONSUMER DISCRETIONARY				2,447,016
CONSUMER STAPLES — 1.1%
Food Products — 0.8%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	958,759	962,155	(i)
Household Products — 0.3%
Visant Corp., Term Loan B	5.250%	12/22/16	464,440	421,944	(i)
TOTAL CONSUMER STAPLES				1,384,099

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
HEALTH CARE — 1.0%
Biotechnology — 0.8%
Exopack LLC, Term Loan B	6.500 - 7.250%	5/31/17	987,500	$987,500	(i)
Health Care Providers & Services — 0.2%
Community Health Systems Inc., Term Loan	3.811%	1/25/17	30,326	30,551	(i)
Emergency Medical Services Corp., Term Loan B	5.250%	5/25/18	242,983	245,108	(i)
Total Health Care Providers & Services				275,659
TOTAL HEALTH CARE				1,263,159
INDUSTRIALS — 0.2%
Marine — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	6,589	6,589	(f)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	11,602	11,602	(f)(j)
Total Marine				18,191
Road & Rail — 0.2%
Hertz Corp., Term Loan	3.750%	3/9/18	246,250	246,423	(i)
TOTAL INDUSTRIALS				264,614
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
First Data Corp., Extended Term Loan B	4.211%	3/23/18	301,701	288,019	(i)
First Data Corp., Non-Extended Term Loan B2	2.961%	9/24/14	16,236	16,261	(i)
TOTAL INFORMATION TECHNOLOGY				304,280
MATERIALS — 0.6%
Construction Materials — 0.6%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	701,075	699,949	(i)
TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.6%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	742,481	749,376	(i)
UTILITIES — 0.5%
Electric Utilities — 0.5%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.713 - 4.810%	10/10/17	930,144	626,352	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,814,063)				7,738,845
MORTGAGE-BACKED SECURITIES — 2.5%
GNMA — 2.5%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	380,572	450,937
Government National Mortgage Association (GNMA) II	1.271%	8/20/58	174,632	177,863	(a)
Government National Mortgage Association (GNMA) II	1.610%	10/20/59	173,775	178,391	(a)
Government National Mortgage Association (GNMA) II	3.210%	10/20/59	75,875	80,570	(a)
Government National Mortgage Association (GNMA) II	1.580%	12/20/59	793,859	814,201	(a)
Government National Mortgage Association (GNMA) II	1.581%	12/20/59	232,197	238,147	(a)
Government National Mortgage Association (GNMA) II	1.610%	1/20/60	849,670	856,803	(a)(h)
Government National Mortgage Association (GNMA) II	1.395%	7/20/60	189,928	195,398	(a)(h)
Government National Mortgage Association (GNMA) II	1.444%	7/20/60	193,620	198,674	(a)(h)
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,171,440)				3,190,984

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MUNICIPAL BONDS — 0.8%
Florida — 0.5%
Southwest Student Services Corp.	0.088%	12/1/18	600,000		$551,245	(a)(k)
North Carolina — 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	400,000		406,684	(a)
TOTAL MUNICIPAL BONDS (Cost — $895,854)					957,929
SOVEREIGN BONDS — 4.1%
Brazil — 2.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	211,174
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,902,000	BRL	3,042,131
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	301,000	BRL	155,218
Total Brazil					3,408,523
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		382,925
Russia — 0.4%
Russian Foreign Bond - Eurobond	12.750%	6/24/28	254,000		515,620	(b)
Venezuela — 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	912,000		873,240	(b)
TOTAL SOVEREIGN BONDS (Cost — $5,061,518)					5,180,308
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Bonds	3.125%	2/15/42	190,000		198,698
U.S. Treasury Notes	0.500%	7/31/17	50,000		49,707
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $256,127)					248,405

			SHARES
COMMON STOCKS — 0.1%
INDUSTRIALS — 0.1%
Building Products — 0.0%
Nortek Inc.			24		1,590	*
Marine — 0.1%
DeepOcean Group Holding AS			3,101		62,865	(f)(h)
TOTAL COMMON STOCKS (Cost — $73,956)					64,455

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Charter Communications Inc.		11/30/14	22		600	*
SemGroup Corp.		11/30/14	122		1,803	*(f)
TOTAL WARRANTS (Cost — $44)					2,403
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $125,502,557)					126,183,788

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 3.1%
Repurchase Agreements — 3.1%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity - $2,700,024; (Fully collateralized by U.S. government obligations, 0.250% due 9/15/15; Market value - $2,804,007)	0.160%	1/2/13	2,700,000		2,700,000

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

December 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Repurchase Agreements — continued
State Street Bank & Trust Co. repurchase agreement dated 12/31/12; Proceeds at maturity - $1,157,001; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value - $1,182,542)	0.010%	1/2/13	1,157,000	$1,157,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $3,857,000)				3,857,000
TOTAL INVESTMENTS — 104.4% (Cost — $129,359,557#)				130,040,788
Liabilities in Excess of Other Assets — (4.4)%				(5,519,473)
TOTAL NET ASSETS — 100.0%				$124,521,315

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Illiquid security.
(g)	The coupon payment on these securities is currently in default as of December 31, 2012.
(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of December 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	IO	- Interest Only
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$41,765,577	—	$41,765,577
Asset-backed securities	—	25,729,911	—	25,729,911
Collateralized mortgage obligations	—	41,304,971	—	41,304,971
Collateralized senior loans	—	7,738,845	—	7,738,845
Mortgage-backed securities	—	3,190,984	—	3,190,984
Municipal bonds	—	957,929	—	957,929
Sovereign bonds	—	5,180,308	—	5,180,308
U.S. government & agency obligations	—	248,405	—	248,405
Common stocks	$1,590	—	$62,865	64,455
Warrants	—	2,403	—	2,403
Total long-term investments	$1,590	$126,119,333	$62,865	$126,183,788
Short-term investments†	—	3,857,000	—	3,857,000
Total investments	$1,590	$129,976,333	$62,865	$130,040,788
Other financial instruments:
Futures contracts	$3,490	—	—	$3,490
Interest rate swaps	—	$185,313	—	185,313
Credit default swaps on corporate issues - buy protection‡	—	3,954	—	3,954
Total other financial instruments	$3,490	$189,267	—	$192,757
Total	$5,080	$130,165,600	$62,865	$130,233,545

LIABILITIES
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Interest rate swaps	—	$721,427	—	$721,427
Credit default swaps on corporate issues - buy protection‡	—	2,955	—	2,955
Total	—	$724,382	—	$724,382

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to schedule of investments (unaudited) (continued)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended December 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

Notes to schedule of investments (unaudited) (continued)

referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to schedule of investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are

Notes to schedule of investments (unaudited) (continued)

disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held credit default swaps amd interest rate swaps with credit related contingent features which had a liability position of $724,382. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $500,000, which could be used to reduce the required payment.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to schedule of investments (unaudited) (continued)

Gross unrealized appreciation	$9,668,333
Gross unrealized depreciation	(8,987,102)
Net unrealized appreciation	$681,231

Transactions in reverse repurchase agreements for the Fund during the period ended December 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$6,263,054	0.85%	$6,263,054

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements was 0.85% during the period ended December 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $13,753.

At December 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.85%	9/13/2012	1/8/2013	$6,263,054

On December 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $6,468,174.

At December 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 2-Year Notes	80	3/13	$ 17,634,010	$ 17,637,500	$ 3,490

During the period ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of September 30, 2011	28,699,000	$120,768
Options written	—	—
Options closed	(28,699,000)	(120,768)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2012	—	—

At December 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Barclays Capital Inc.	$5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$(23,016)
Barclays Capital Inc.	16,990,000	12/31/14	0.396% Semi-annually	3-Month LIBOR	—	(3,641)
Barclays Capital Inc.	36,391,000	8/13/15	0.637% Semi-Annually	3-Month LIBOR	—	(121,003)
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	(425,694)
Barclays Capital Inc.	14,834,000	8/13/18	1.285% Semi-Annually	3-Month LIBOR	—	162,965
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	22,348
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	(120,921)
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	(27,152)
Total	$100,715,000				—	$(536,114)

Notes to schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT DECEMBER 31, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	3.95%	5.000% quarterly	$ (1,994)	$388	$(2,382)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.58%	5.000% quarterly	3,650	2,279	1,371
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	1.61%	5.000% quarterly	(444)	(28)	(416)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	1.61%	5.000% quarterly	(74)	(3)	(71)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	3.95%	5.000% quarterly	(443)	120	(563)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.58%	5.000% quarterly	304	230	74
Total	$310,000				$ 999	$2,986	$(1,987)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	$3,490	$(536,114)	$(532,624)
Credit Risk	—	999	999
Total	$3,490	$(535,115)	$(531,625)

During the period ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Written options†	$ 6,472
Futures contracts (to buy)	16,202,832
Futures contracts (to sell)†	1,265,949
Forward foreign currency contracts (to buy)†	64,548
Forward foreign currency contracts (to sell)†	64,548

Average notional balance
Interest rate swap contracts	$ 100,715,000
Credit default swap contracts (to buy protection)	310,000
†At December 31, 2012, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	February 28, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 28, 2013